5. NOTES RECEIVABLE	12 Months Ended
Jun. 30, 2015
Receivables [Abstract]
NOTES RECEIVABLE

On September 23, 2014, the Company was issued a $150,000 convertible promissory note from an unrelated party.  The note accrues interest at 8% per annum on the outstanding principal amount.  The entire outstanding principal balance and accrued interest is due and payable on December 15, 2015, the maturity date of the note.  If at the maturity date the note and accrued interest has not been paid in full, the Company may convert the principal and interest outstanding into shares of its convertible preferred stock at the then-current valuation.